SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006 (October 16, 2006)

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	333-125338	30-0309068
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

Purchase of DCT Portfolio:

We previously filed two Form 8-Ks on October 16, 2006 and October 31, 2006, dated October 19, 2006 and November 1, 2006, respectively, with regard to the acquisition of fee interests in six industrial properties located in various markets throughout the United States without the requisite financial information.

The Form 8-K filed on October 16, 2006 specifically related to the acquisition of fee interests in the following three industrial properties (the “First Closing Assets”): 1) 2400 Spiegel Drive (“Rickenbacker IV”) 2) 1770-1800 Worldwide Boulevard (“Park West Q”) and 3) 12800 S. Highway 13 (“Eagle Creek East”). The First Closing Assets are located in the following markets: 1) Rickenbacker IV-Columbus, Ohio market 2) Park West Q-Cincinnati, Ohio market and 3) Eagle Creek East-Minneapolis, Minnesota market.

The Form 8-K filed on October 31, 2006 specifically related to the acquisition of fee interests in the following three industrial properties (the “Second Closing Assets”): 1) 8401 Eagle Creek Parkway (“Eagle Creek West”) 2) 1605-1645 Worldwide Boulevard (“Park West L”) and 3) 3550 4th Avenue East (“Minnesota Valley III”). The Second Closing Assets are located in the following markets: 1) Eagle Creek West- Minneapolis, Minnesota market 2) Park West L-Cincinnati, Ohio market and 3) Minnesota Valley III-Minneapolis, Minnesota market.

The First Closing Assets and the Second Closing Assets were two components in a single portfolio acquisition (the “DCT Portfolio”) of similar properties from the same, unrelated third party, DCT Industrial Trust Inc. (“DCT Industrial Trust”). As such, the requisite financial information related for the First Closing Assets and the Second Closing Assets is presented on a combined basis in this Form 8-K. Due to the non-related party nature of this transaction, only audited statements for the period of January 1, 2005 through December 31, 2005 are required. We are not aware of any material factors except as disclosed in the financial statements relating to the acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

DCT Portfolio:

(c) Shell company transactions:

None.

(d) Exhibits:

None.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Total Realty Trust, Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of the DCT Portfolio for the year ended December 31, 2005. This financial statement is the responsibility of the DCT Portfolio’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Total Realty Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the DCT Portfolio’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the DCT Portfolio for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

November 17, 2006

Denver, Colorado

DCT Portfolio

Statements of Revenues and Certain Expenses

	For the nine months ended September 30, 2006	For the year ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$3,476,678	$4,195,556
Other revenues	796,315	926,047

Total revenues	$4,272,993	$5,121,603
Certain expenses
Real estate taxes	$411,439	$539,505
Operating expenses	265,306	364,461
Insurance	34,054	43,345
Management fees	121,301	122,592

Total certain expenses	$832,100	$1,069,903

Excess of revenues over certain expenses	$3,440,893	$4,051,700

The accompanying notes are an integral part of these consolidated financial statements.

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the DCT Portfolio for the year ended December 31, 2005 and the nine months ended September 30, 2006 (unaudited). The DCT Portfolio consists of six industrial properties located in the following markets: 1) three properties located in the Minneapolis, Minnesota market 2) two properties located in the Cincinnati, Ohio market, and 3) one property located in the Columbus, Ohio market. The DCT Portfolio comprises approximately 1,151,000 rentable square feet, collectively. As of December 31, 2005 and September 30, 2006, the DCT Portfolio had an approximate occupancy rate of 96% and 100%, respectively.

The DCT Portfolio was acquired by Dividend Capital Total Realty Trust Inc. (the “Company”) from an unrelated party as part of a portfolio acquisition in two separate closings on October 16, 2006 and October 31, 2006. The total cost of the properties acquired was approximately $67.3 million and was paid for through a combination of (i) an equity contribution from the Company to the DCT Portfolio Joint Venture using net proceeds from its public offering and (ii) debt financing obtained by the Company. Pursuant to an advisory agreement between the Company and Dividend Capital Total Advisors LLC (the “Advisor”), upon closing the Company paid to the Advisor an acquisition fee in the amount of approximately $1.3 million.

The accounting records of the DCT Portfolio are maintained on the accrual basis of accounting. The accompanying statement of revenues and certain expenses was prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and excludes certain material items. Such material items include mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the DCT Portfolio. These statements are not intended to be a complete presentation of the DCT Portfolio’s revenues and expenses and are not considered indicative of future earnings results for the Company. Accordingly, these statements are not representative of actual operations for the period presented due to the exclusion of revenues and certain expenses which may not be comparable to the proposed future operations of the property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental markets of the respective regional markets that the DCT Portfolio assets are located in, as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the nine months ended September 30, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

The DCT Portfolio’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The DCT Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the DCT Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $217,000, and $55,000 for the year ended December 31, 2005 and for the nine months ended September 30, 2006, respectively.

Approximate future minimum lease payments due under in-place leases for the five years beginning December 31, 2005, are as follows:

Year Ending December 31,
2006	$4,551,000
2007	4,562,000
2008	4,532,000
2009	3,441,000
2010	2,179,000
Thereafter	5,574,000

Total	$24,839,000

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statement of revenues and certain expenses.

Five tenants accounted for greater than 10% of the rental revenues for the year ended December 31, 2005. See below for details of each of these tenants and their respective percentages of the future minimum revenues above.

Tenant	Industry	Lease Expiration	% of 2005 Rental Revenues	% of Future Minimum Rental Revenues
Owens & Minor Distributions, Inc.	Medical Supply Distribution	December 2011	10%	9%
Conagra Foods Inc.	Packaged Food Production	July 2012	21%	38%
Essilor of America, Inc.	Glass, Ceramic, Plastic Production and Distribution	June 2009	13%	22%
Airborne Freight (DHL)	International Logistics	March 2010	10%	9%
Chief Manufacturing, Inc.	Photographic Equipment Manufacturing	April 2011	15%	13%

Dividend Capital Total Realty Trust Inc. and Subsidiaries

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to the acquisition of the DCT Portfolio, which Dividend Capital Total Realty Trust Inc. (the “Company”) acquired on October 16, 2006 and October 31, 2006 as part of a single portfolio acquisition from DCT Industrial Trust.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of September 30, 2006, as adjusted for the acquisition of the properties acquired on October 16, 2006 and October 31, 2006 and the issuance of the Company’s common stock subsequent to September 30, 2006, as if these transactions had occurred on September 30, 2006.

The accompanying unaudited pro forma consolidated statement of operations for the period of April 11, 2005 (the Company’s inception) through December 31, 2005 combines the historical operations of the Company with (i) the incremental effect of the properties acquired on October 16, 2006 and October 31, 2006, (ii) the issuance of debt related to the properties acquired on October 16, 2006 and October 31, 2006 and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on April 11, 2005 (Inception).

The accompanying unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2006 combines the historical operations of the Company with (i) the incremental effect of the properties acquired on October 16, 2006 and October 31, 2006, (ii) the issuance of debt related to the properties acquired on October 16, 2006 and October 31, 2006, and (iii) the issuance of the Company’s common stock, as if these transactions had occurred on April 11, 2005 (Inception).

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The accompanying pro forma statements of operations do not contemplate additional general and administrative expenses that are probable, as such expenses are not readily determinable. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission, including its 2005 Annual Report on Form 10-K, filed on April 25, 2006, and its Quarterly Report on Form 10-Q, filed on August 11, 2006.

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Balance Sheet

September 30, 2006

(Unaudited)

	TRT Historical (1)	Acquisition of DCT Portfolio		Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investment in real estate	$94,413,401	$68,109,242	(2)	$—		$162,522,643
Cash and cash equivalents	17,923,588	(61,462,619	)(2)	33,066,749	(4)	(10,472,282)
Other assets, net	47,009,541	—		—		47,009,541

Total Assets	159,346,530	6,646,623		33,066,749		199,059,902

Liabilities and Stockholder’s Equity
Mortgage note	$47,500,000	$—		$—		$47,500,000
Short-term borrowings	500,000	5,796,991	(3)	—		6,296,991
Accounts payable and other obligations	4,056,969	849,632	(2)	—		4,906,601
Below-market lease intangible liability	1,626,170	—		—		1,626,170

Total Liabilities	53,683,139	6,646,623		—		60,329,762

Minority Interest	2,915,738	—		—		2,915,738
Stockholders’ Equity:
Common stock and additional paid-in net of selling costs	103,438,566	—		33,066,749	(4)	136,505,315
Distributions in excess of earnings	(1,348,507)	—		—		(1,348,507)
Accumulated other comprehensive loss	657,594	—		—		657,594

Total Stockholders’ Equity	102,747,653	—		33,066,749		135,814,402

Total Liabilities and Stockholders’ Equity	$159,346,530	$6,646,623		$33,066,749		$199,059,902

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)	Reflects the historical consolidated balance sheet of the Company as of September 30, 2006. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2006. Included in the amount for “Net investment in real estate” is intangible lease assets, net, as presented on the September 30, 2006 Form 10-Q Consolidated Balance Sheet.

(2)	Reflects the acquisition of the DCT Portfolio that was acquired subsequent to September 30, 2006. This property was acquired using the net proceeds from the Company’s public offerings and debt. The total gross book value of this property, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $68.1 million and was paid for through a combination of 1) proceeds from the Company’s public equity offering and 2) debt financing obtained by the Company.

(3)	In conjunction with the acquisition of the DCT Portfolio subsequent to September 30, 2006, the Company received loan proceeds under its master repurchase agreement (the “REPO facility”) with JPMorgan Chase Bank, N.A (“JPMorgan”). In connection with the acquisition of Eagle Creek West, on October 31, 2006, the Company transferred to JPMorgan an accommodation loan associated with the Eagle Creek West property for approximately $5.8 million under the REPO Facility, and the pricing rate associated with this transaction was initially set at LIBOR plus 44 basis points (5.76% as of October 31, 2006).

(4)	A certain amount of capital was raised through the Company’s public offering subsequent to September 30, 2006 which was used to fund the acquisition of the DCT Portfolio. As such, the estimated net proceeds from the shares that were sold subsequent to September 30, 2006 through October 31, 2006, the date of the second closing of the acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares sold from October 1, 2006 through October 31, 2006	3,674,816
Gross proceeds from shares sold	$36,152,857
Less: Selling costs of shares sold	(3,086,108)

Net proceeds from shares sold from October 1, 2006 through October 31, 2006	$33,066,749

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Period From April 11, 2005 (Inception) through December 31, 2005

(Unaudited)

	TRT Historical (1)	DCT Portfolio	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$—	$4,195,556	$(1,118,592	)(2)(3)	$3,076,964
Other income	65	926,047	(256,249	)(2)	669,863

Total Revenue	65	5,121,603	(1,374,841)		3,746,827
EXPENSES:
Rental expense	$—	$1,069,903	$(296,055	)(2)	$773,848
Depreciation and amortization	—	—	1,426,588	(3)	1,426,588
General and administrative expense	—	—	—		—
Asset management fees	—	—	477,684	(5)	477,684

Total Expenses	—	1,069,903	1,608,217		2,678,120
Operating Income	65	4,051,700	(2,983,058)		1,068,707
Other Expenses
Interest expense	—	—	241,511	(4)	241,511
Net Income (Loss) Before Minority Interests	65	4,051,700	(3,224,569)		827,196
Minority Interests	(64)	—	—		(64)
NET INCOME (LOSS)	$1	$4,051,700	$(3,224,569)		$827,132

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,332,612				15,157,520	(6)

Diluted	3,352,612				15,177,520

NET INCOME PER COMMON SHARE
Basic	$0.00				$0.05

Diluted	$0.00				$0.05

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST, INC.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2006

(Unaudited)

	TRT Historical (1)	DCT Portfolio	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$1,360,996	$3,476,678	$43,935	(3)	$4,881,609
Other income	1,013,259	796,315	—		1,809,574

Total Revenue	2,374,255	4,272,993	43,935		6,691,183
EXPENSES:
Rental expense	$410,996	$832,100	$—		$1,243,096
Depreciation and amortization	566,994	—	1,479,274	(3)	2,046,268
General and administrative expense	689,835	—	—		689,835
Asset management fees	222,761	—	527,495	(5)	750,256

Total Expenses	1,890,586	832,100	2,006,769		4,729,455
Operating Income	483,669	3,440,893	(1,962,834)		1,961,728
Other Expenses
Interest expense	521,595	—	250,430	(4)	772,025
Net Income (Loss) Before Minority Interests	(37,926)	3,440,893	(2,213,264)		1,189,703
Minority Interests	65,626	—	—		65,626
NET INCOME (LOSS)	$27,700	$3,440,893	$(2,213,264)		$1,255,329

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,332,612				15,157,520	(6)

Diluted	3,352,612				15,177,520

NET INCOME PER COMMON SHARE
Basic	$0.01				$0.08

Diluted	$0.01				$0.08

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the period from April 11, 2005 (Inception) through December 31, 2005 and for the nine months ended September 30, 2006. Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the period from April 11, 2005 (Inception) through December 31, 2005 and Form 10-Q for the nine months ended September 30, 2006.

(2)	The accompanying audited Statement of Revenues and Certain Expenses presents the year ended December 31, 2005. The adjustments noted include adjustments to remove revenues and certain expenses of the DCT Portfolio related to the period prior to the inception of the Company (January 1, 2005 through April 10, 2005).

(3)	The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the acquisition of the DCT Portfolio. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the acquisition using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations (“SFAS No. 141”). Net amortization of above-market lease intangible assets and below-market lease intangible liabilities is presented as a pro forma adjustment to rental income, as amortized against the related life of the corresponding lease, in accordance with SFAS 141.

				Incremental Depreciation and Amortization
Acquisition Date	Land and Land Improvements	Building and Other Costs	Total Costs	For the period From April 11, 2005 (Inception) through December 31, 2005	For the nine months ended September 30, 2006
October 16, 2006 & October 31, 2006	$15,013,000	$52,247,000	$67,260,000	$1,427,000	$1,479,000

(4)	Interest expense for the Pro Forma periods presented was calculated given the terms of our borrowings made under our REPO facility with JPMorgan used to finance the acquisition of the DCT Portfolio. The borrowing is a under a floating rate facility. As such, the interest rate used below may not be indicative of future interest rates for this borrowing. The following table sets forth the calculation for the pro forma adjustments as if the borrowing was outstanding as of April 11, 2005:

Amount	Note	Interest Rate	For the Period from April 11, 2005 (Inception) through December 31, 2005	For the nine months ended September 30, 2006
$5,797,000	Interest-only accommodation note under REPO facility, associated by Eagle Creek West	Floating rate, LIBOR plus 44 basis points (5.76% as of October 31, 2006)	$241,511	$250,430

(5)	Asset management fees were calculated as if the property were managed by our external advisor, Dividend Capital Total Advisors LLC, since April 11, 2005 (Inception). Asset management fees are equivalent to one twelfth of .5% of the aggregate cost (before cash reserves and depreciation) of all real property assets within the Company’s portfolio and a monthly fee equal to 8% of net operating income derived from real property assets within the portfolio.

(6)	For purposes of calculating the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the date of the second closing of the DCT Portfolio acquisition, which was October 31, 2006. As the pro forma financial information presented assumes this acquisition occurred on April 11, 2005 (Inception), the number of shares outstanding as of October 31, 2006, are assumed to have been outstanding as of April 11, 2005 (Inception).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.
(Registrant)

Date: November 20, 2006	By:	/s/ JOHN E. BIALLAS
	Name:	John E. Biallas
	Title:	Chief Operating Officer